Material Events After the Reporting Period	6 Months Ended
Jun. 30, 2022
Material Events After The Reporting Period Abstract
Material Events after the Reporting Period

NOTE 5: Material Events after the Reporting Period

a.      On July 5, 2022, the Company entered into a Memorandum of Understanding with Ondas Holdings Inc. (“Ondas”), a Nevada corporation publicly traded on the Nasdaq and which develops and supplies private wireless networks, as well as providing automatic data solutions using drones, for the acquisition of the Company by Ondas through a reverse triangular merger wherein a wholly owned Israeli subsidiary of Ondas (“Talos”), to be incorporated for such purpose, would merge into and be absorbed by the Company and, as a result, Ondas would become the sole shareholder of the Company (the “Merger”).

NOTE 5: Material Events after the Reporting Period (cont.)

On August 4, 2022, the Company entered into a Merger Agreement with Ondas and Talos for the purpose of defining the terms and conditions of the Merger. According to the Merger Agreement, each holder of an Ordinary Share of the Company, par value of NIS 0.01 each, immediately prior to the date of the Merger, would receive, in exchange for such share, 0.16806 shares of Ondas, par value of US$ 0.0001 each. This compensation was considered by the Company’s Audit Committee prior to approval.

As a result of the Merger: (i) the Company will continue to exist and will become an Israeli private subsidiary company wholly owned by Ondas; (ii) the shares of the Company will be delisted from the Tel Aviv Stock Exchange (“TASE”) and it will cease to be considered a “reporting company”; (iii) the securities of the Company will be exchanged for shares of Ondas; and (iv) Talos will merge into the Company and be dissolved without liquidation and shall be removed from the Israeli Registrar of Companies’ registry.

As of August 4, 2022, the compensation reflected a price per share of US$ 0.89 (approximately NIS 3.00), which was calculated based on the representative USD:ILS exchange rate and the known closing price of Ondas’ shares on the last day prior to August 4, 2022. It represented an approximately forty-eight percent (48%) premium on the average share price weighted with the trading cycles of the Company on the TASE in the thirty days prior to August 4, 2022 and an approximately seventy-one percent (71%) premium on the known closing price of the Company’s shares on the TASE on August 4, 2022.

Following the date of the Agreement, Ondas will grant the company up to $1.5 million credit amount for the financing of the ongoing activities of the Company (see note c below).

The closing of the Merger shall take place on a date to be set by the parties but no later than two business days following the completion or waiver of all the required terms of the Merger Agreement.

The Merger Agreement included obligations and restrictions on all parties for the period between August 4, 2022 and the closing of the Merger (or a terminate date), including, amongst others, the repayment of the US$ 1,100,000 loan owed to OurCrowd by the Company (the “OurCrowd Loan”) immediately following the closing of the Merger if the Company chooses not to pay off the OurCrowd Loan prior to the closing of the Merger.

The Merger Agreement included certain circumstances in which, if they occur, the Company will be required to pay Ondas a termination fee of US$ 800,000 (the “Termination Fee”), in addition to payment for expenses of up to US$ 1,000,000 (the “Termination Cap”), provided that the Company is not required to pay more than the Termination Cap in the aggregate, including the Termination Fee.

b.      On August 4, 2022, the Company received letters of waiver from three company officers, Meir Kliner, CEO and Director; Yishay Curelaru, CFO and COO; and Eitan Rotberg, VP of Product and Sales. In the letters, the officers waive the salary update for the Company’s officers following the initial public offering and any rights by virtue thereof as set forth in the waivers. It is clarified that due to a voluntary salary reduction from the month of October 2021, the actual salary update does not actually apply to the CFO and COO and to the VP of Product and Sales, and regarding the Company’s CEO, a partial update was affected.

c.      In September 20, 2022, the company entered into a Credit and Guaranty Agreement according to which Ondas shall provide the Company with credit of up to USD 1.5 million, which shall be utilized for the purpose of financing the Company’s ongoing activities, subject to customary conditions, including the delivery of documents and standard approvals to the Lender.

The conditions of the loan are as followed:

The Credit amount will be available to the company starting October 3, 2022.

Date of Repayment will be the earliest of: (a) February 1, 2023; or (b) Date of termination of the Merger Agreement due to a breach of its terms by the Company.

The Company has the right to early repayment, partial or in full (with no additional fee).

Interest rate of the loan will be a fixed interest at a rate of 6% on the principal drawn down.

An additional 2% of interest will be added in the event of a breach. The Loan’s principal and accrued interest shall be repaid in one payment on the due date.

Guarantees and collateral: (1) A first-degree floating charge in favor of the Lender, on all of the Company’s assets, rights, and property, of any kind and type, both existing and future (including, but not limited to, intellectual property), with the exception of all of the assets, rights, and property that were excluded in the Agreement. (2) A first-degree fixed charge on the Company’s intellectual property, equipment, and other fixed assets, with the exception of the equipment and assets that were excluded in the Agreement. (3) AIROBOTICS INC, an American subsidiary (100%) of the Company, shall guarantee the payment of the Company’s obligations and shall grant a charge in favor of the Lender on all of its existing and future assets, rights, and property.